JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND


                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                      March 1, 2003 as revised May 8, 2003



This Statement of Additional Information provides information about John Hancock U.S. Global Leaders Growth Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C shares and in the Fund's current Prospectus for Class I shares (the "Prospectuses"). The Fund is a non-diversified series of John Hancock Capital Series (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................      8
Those Responsible for Management.........................................     10
Investment Advisory and Other Services...................................     19
Distribution Contracts...................................................     23
Sales Compensation.......................................................     25
Net Asset Value..........................................................     27
Initial Sales Charge on Class A Shares...................................     27
Deferred Sales Charge on Class B and Class C Shares......................     30
Special Redemptions......................................................     34
Additional Services and Programs.........................................     34
Purchase and Redemptions through Third Parties...........................     36
Description of the Fund's Shares.........................................     36
Tax Status...............................................................     37
Calculation of Performance...............................................     42
Brokerage Allocation.....................................................     44
Transfer Agent Services..................................................     47
Custody of Portfolio.....................................................     48
Independent Auditors.....................................................     48
Appendix A- Description of Investment Risk...............................    A-1
Appendix B-Description of Bond Ratings...................................    B-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund is the successor to U.S. Global Leaders Growth Fund, a series of Professionally Managed Portfolios, a Massachusetts business trust. On May 17, 2002, the Fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization (the "Reorganization") in exchange for Class A shares of the fund and the assumption of certain liabilities of U.S. Global Leaders Growth Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Adviser, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regards as U.S. Global Leaders.

The Portfolio Managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics: i) Hold leading market shares of their relevant industries, and hence possess the pricing flexibility that results in high profit margins and high investment returns. ii) Supply consumable products or services so that their revenue streams are recurring. The Portfolio Managers believe that The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regards as U.S. companies with these characteristics should have relatively low business risk and relatively high sustainability of earnings growth. The Portfolio Managers believe that leading multi-national companies traded publicly in U.S. securities markets have a number of advantages that make them attractive investments. U.S. capital markets are large and liquid. Accounting practices are consistent and well regulated. Currency and political risks are minimized, and the costs associated with investing abroad are reduced.

Companies that have leading positions in growing markets in the U.S. and other developed countries and also derive a significant portion of their profits in fast-growing emerging markets are relatively limited in number at this time. Because of the difficulty and expense in building broad-based distribution in newer global markets, it appears likely that the number of such companies will not expand rapidly. Thus, the Management Team believes that the stocks of multi-national companies that can sustain superior global earnings growth are likely to be accorded premium relative valuations.

With respect to the Fund's policy of investing at least 80% of its Assets in Global Leaders, "Assets" means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund's investment policy is to seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the Portfolio Managers believe such companies continue to enjoy favorable prospects for capital growth and that they are not overvalued in the marketplace.

Unlike mutual funds that are classified as "global" funds, the Fund does not have a principal investment policy that calls for foreign investing. The Fund is non-diversified. The Fund anticipates that its portfolio turnover rate will not normally exceed 25%. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading can also lead to lower transaction costs, which could help to improve the Fund's performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, in abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in abnormal market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance. If the stocks the Fund invests in perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks. As a result, the net asset value of the Fund can be expected to fluctuate more than the net asset value of a comparable "diversified" fund.

Investment Companies. The Fund may invest in shares of other invest companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Risks of Multinational Companies: Because the Fund invests primarily in the securities of companies with foreign business operations, the Fund may be riskier than Funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Foreign Investments. The Fund is permitted to invest up to 25% of its net assets in foreign companies, (although the level of such investment is not expected to exceed 15% under normal circumstances.) The Fund intends to invest primarily in large capitalization, well established foreign issuers the securities of which are traded in the U.S., and which present their financial data in accordance with generally accepted accounting principles in the U.S.

American Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are receipts for the shares of a foreign-based corporation. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Borrowing. The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and may pledge its assets in connection with such borrowings.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a Specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1.       Purchase  a  security  if, as a  result,  (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies, (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4. Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").



---------------------------- ------------- -------------- -------------------------------------------------- ------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s)                            Hancock Funds
Name, Address (1)            Held with     Officer        and other Directorships                            Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Dennis S. Aronowitz          Trustee       2002           Professor of Law, Emeritus, Boston University      31
Born:  1931                                               School of Law (as of 1996); Director, Brookline
                                                          Bancorp.

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Richard P. Chapman, Jr.      Trustee       2002           President and Chief Executive Officer, Brookline   31
Born:  1935                                               Bancorp., Inc.  (lending) (since 1972); Chairman
                                                          and Director, Lumber Insurance Co. (insurance)
                                                          (until 2000); Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
William J. Cosgrove          Trustee       2002           Vice President, Senior Banker and Senior Credit    31
Born:  1933                                               Officer, Citibank, N.A. (banking) (retired
                                                          1991); Executive Vice President, Citadel Group
                                                          Representatives, Inc.; (financial reinsurance);
                                                          Director, Hudson City Bancorp (banking);
                                                          Trustee, Scholarship Fund for Inner City
                                                          Children (since 1986).

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Richard A. Farrell           Trustee       2002           President, Farrell, Healer & Co., Inc., (venture   31
Born:  1932                                               capital management firm)(since 1980) and General
                                                          Partner of the Venture Capital Fund of NE;
                                                          Trustee, Marblehead Savings Bank (since
                                                          1994). Prior to 1980, headed the venture
                                                          capital group at Bank of Boston Corporation.

---------------------------- ------------- -------------- -------------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.



                                       11





---------------------------- ------------- -------------- -------------------------------------------------- ------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s)                            Hancock Funds
Name, Address (1)            Held with     Officer        and other Directorships                            Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------- -------------- ------------- -------------------------------------------------- ------------------
William F. Glavin            Trustee        2002          President Emeritus, Babson College (as of 1998);   31
Born:  1932                                               Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
John A. Moore                Trustee        2002          President and Chief Executive Officer, Institute   39
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior
                                                          Scientist, Sciences International (health
                                                          research)(since 1998); Principal, Hollyhouse
                                                          (consulting)(since 2000); Director,
                                                          CIIT(nonprofit research) (since 2002).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Patti McGill Peterson        Trustee        2002          Executive Director, Council for International      39
Born:  1943                                               Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997);
                                                          President Emerita of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric
                                                          utility).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
John W. Pratt                Trustee        2002          Professor of Business Administration Emeritus,     31
Born:  1931                                               Harvard University Graduate School of Business
                                                          Administration (as of 1998).
---------------------------- -------------- ------------- -------------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.



                                       12




---------------------------- ------------- -------------- -------------------------------------------------- ------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s)                            Hancock Funds
Name, Address (1)            Held with     Officer        and other Directorships                            Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Interested Trustees
---------------------------- -------------- ------------- -------------------------------------------------- ------------------
John M. DeCiccio (3)         Trustee        2002          Executive Vice President and Chief Investment      61
Born:  1948                                               Officer, John Hancock Financial Services, Inc.;
                                                          Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock
                                                          Life Insurance Company; Chairman of
                                                          the Committee of Finance of John
                                                          Hancock Life Insurance Company; Director,
                                                          John Hancock Subsidiaries, LLC,
                                                          Hancock Natural Resource Group,
                                                          Independence Investment LLC,
                                                          Independence Fixed Income LLC, John
                                                          Hancock Advisers, LLC (the "Adviser") and
                                                          The Berkeley Financial Group, LLC ("The
                                                          Berkeley Group"), John Hancock Funds, LLC
                                                          ("John Hancock Funds"), Massachusetts
                                                          Business Development Corporation; Director,
                                                          John Hancock Insurance Agency, Inc.
                                                          ("Insurance Agency, Inc.") (until 1999)
                                                          and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until
                                                          1997).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Maureen R. Ford (3)          Trustee,       2002          Executive Vice President, John Hancock Financial   61
Born:  1955                  Chairman,                    Services, Inc., John Hancock Life Insurance
                             President                    Company; Chairman, Director, President and Chief
                             and Chief                    Executive Officer, the Advisers and The Berkeley
                             Executive                    Group; Chairman, Director, President and Chief
                             Officer                      Executive Officer, John Hancock Funds;
                                                          Chairman, Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC, Independence Investment LLC,
                                                          Independence Fixed Income LLC and Signature
                                                          Services; Senior Vice President, MassMutual
                                                          Insurance Co. (until 1999).
---------------------------- -------------- ------------- -------------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.


                                       13




---------------------------- ------------- -------------- -------------------------------------------------- ------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s)                            Hancock Funds
Name, Address (1)            Held with     Officer        and other Directorships                            Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Principal Officers who are
not Trustees
---------------------------- -------------- ------------- -------------------------------------------------- ------------------
William L. Braman            Executive      2002          Executive Vice President and Chief Investment      N/A
Born:  1953                  Vice                         Officer, the Adviser and each of the John
                             President                    Hancock funds; Director, SAMCorp., Executive
                             and Chief                    Vice President and Chief Investment Officer,
                             Investment                   Baring Asset Management, London U.K. (until
                             Officer                      2000).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Richard A. Brown             Senior Vice    2002          Senior Vice President, Chief Financial Officer     N/A
Born:  1949                  President                    and Treasurer, the Adviser, John Hancock Funds,
                             and Chief                    and The Berkeley Group;  Second Vice President
                             Financial                    and Senior Associate Controller, Corporate Tax
                             Officer                      Department, John Hancock Financial Services,
                                                          Inc. (until 2001).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Thomas H. Connors            Vice           2002          Vice President and Compliance Officer, the         N/A
Born:  1959                  President                    Adviser and each of the John Hancock funds; Vice
                             and                          President, John Hancock Funds.
                             Compliance
                             Officer

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
William H. King              Vice           2002          Vice  President  and  Assistant  Treasurer,   the  N/A
Born:  1952                  President                    Adviser;  Vice President and Treasurer of each of
                             and Treasurer                the John Hancock  funds;  Assistant  Treasurer of
                                                          each of the John Hancock funds (until 2001).

---------------------------- -------------- ------------- -------------------------------------------------- ------------------
Susan S. Newton              Senior Vice    2002          Senior Vice President, Secretary and Chief Legal   N/A
Born:  1950                  President,                   Officer, SAMCorp., the Adviser and each of the
                             Secretary                    John Hancock funds, John Hancock Funds and The
                             and Chief                    Berkeley Group; Vice President, Signature
                             Legal Officer                Services (until 2000), Director, Senior Vice
                                                          President and Secretary, NM Capital.
---------------------------- -------------- ------------- -------------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Glavin, Moore and Ms. McGill Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held two meeting during the period from July 1, 2002 through the fiscal year ended December 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held two meeting during the period from the Fund's commencement of operations on July 1, 2002 through the fiscal ended December 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held two meeting during the period from the Fund's commencement of operations on July 1, 2002 through the fiscal year ended December 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held two meeting during the period from the Fund's commencement of operations on July 1, 2002 through the fiscal year ended December 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

--------------------------------------------------------------------------------
                           Dollar Range of         Aggregate Dollar Range
                           Fund Shares Owned       of holdings in John Hancock
Name of Trustee            by Trustee (1)          funds overseen by Trustee (1)
--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
Dennis S. Aronowitz        $10,001-$50,000         $50,001-$100,000
--------------------------------------------------------------------------------
Richard P. Chapman, Jr.    None                    Over $100,000
--------------------------------------------------------------------------------
William J. Cosgrove        None                    Over $100,000
--------------------------------------------------------------------------------
Richard A. Farrell         $10,001-$50,000         Over $100,000
--------------------------------------------------------------------------------
William F. Glavin          None                    $10,001-$50,000
--------------------------------------------------------------------------------
Dr. John A. Moore          $10,001-$50,000         Over $100,000
--------------------------------------------------------------------------------
Patti McGill Peterson      None                    Over $100,000
--------------------------------------------------------------------------------
John W. Pratt              None                    Over $100,000
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio           None                    Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford            $10,001-$50,000         Over $100,000
--------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin and $10,001-$50,000 and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                             Aggregate          Total Compensation From
                            Compensation        the Fund and John Hancock Fund
Independent Trustees      from the Fund (1)     Complex to Trustees (2)
--------------------      -----------------     ------------------------------

Dennis J. Aronowitz              $ 250                       $ 72,000
Richard P. Chapman*                356                         78,100
William J. Cosgrove*               299                         75,100
Richard A. Farrell                 297                         75,000
Gail D. Fosler +                   250                         72,000
William F. Glavin*                 297                         75,000
Dr. John A. Moore*                 250                         72,000
Patti McGill Peterson              250                         72,000
John Pratt                         252                         72,100
                             ---------                    -----------
Total                           $2,501                       $663,300

(1) Compensation for the period from July 1, 2002 to December 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees serving on thirty-one funds.

*As of December 31, 2002 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund listed below:

--------------------------------------------------------------------------------
                                     Class of    Percentage of Total Outstanding
Name and Address of Shareholders     Shares      Shares of the Class of the Fund
--------------------------------     --------    -------------------------------
--------------------------------------------------------------------------------
Charles Schwab & Co                     A        23.56%
101 Montgomery Street
San Francisco CA 94104-4122

--------------------------------------------------------------------------------
MLPF&S For the                          A        9.31%
Sole Benefit of Its Customers
Attn Fund Administration 97C55
4800 Deer Lake drive East 2nd Fl
Jacksonville FL 32446-6484

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Class of    Percentage of Total Outstanding
Name and Address of Shareholders     Shares      Shares of the Class of the Fund
--------------------------------     --------    -------------------------------
--------------------------------------------------------------------------------
Salomon Smith Barney                    A        7.35%
 House Account 00109801250
Attn:Cindy Tempesta, 7th Flr
333 West 34th Street
New York NY 1001-2483

--------------------------------------------------------------------------------
MLPF&S For the                          B        16.39%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake drive East 2nd Fl
Jacksonville FL 32446-6484

--------------------------------------------------------------------------------
Salomon Smith Barney                    B        6.12%
 House Account 00109801250
Attn: Cindy Tempesta, 7th Flr
333 West 34th Street
New York NY 1001-2483

--------------------------------------------------------------------------------
MLPF&S For the                          C        28.77%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake drive East 2nd Fl
Jacksonville FL 32446-6484

--------------------------------------------------------------------------------
Salomon Smith Barney                    C        8.94%
 House Account 00109801250
Attn: Cindy Tempesta, 7th Flr
333 West 34th Street
New York NY 1001-2483

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Class of   Percentage of Total Outstanding
Name and Address of Shareholders      Shares     Shares of the Class of the Fund
--------------------------------      --------   -------------------------------
--------------------------------------------------------------------------------
Canal Securities Company                 I       81.72%
One Chemung Canal Plaza
Elmira NY 14901-3408

--------------------------------------------------------------------------------
Bancfirst Ttee                           I       6.35%
FBO Nobel Affiliates
Restoration Trust
101 N Broadway Ave Ste 300
Oklahoma City OK 73102-8401

--------------------------------------------------------------------------------
Sterling Trust Company                   I       8.78%
FBO The Investment Incentive Plan
1380 Lawrence St  Ste 1400
Denver CO 80204-2060
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 had approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Sub-Adviser, Yeager, Wood & Marshall, Incorporated, is located at 630 Fifth Avenue, New York, NY 10111. The Sub-Adviser has been providing investment advisory services since 1968 and is controlled by Mr. George M. Yeager, President. The Sub-Adviser provides investment advisory services to individual and institutional investors with total assets under management in excess of $595 million as of December 31, 2002.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved in connection with the Reorganization by Professionally Managed Portfolios as the sole initial shareholder of the Fund. Pursuant to the Advisory Agreements, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advise and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Sub-Advisory Agreement was approved in connection with the Reorganization by Professionally Managed Portfolios as the sole initial shareholder of the Fund.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated 0.75% of the average daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.

For the period from May 17, 2002 to June 30, 2002, the Adviser received a fee of $99,368 after expense limitation. For the period from July 1, 2002 to December 31, 2002, the Adviser received a fee of $845,397 after expense limitation.

The Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.86% of the Fund's average daily net assets. In addition, the Adviser has agreed to limit transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets and net operating expenses on Class A shares to 1.37%. The Adviser has agreed with the Sub-Adviser not to terminate this limitation for the next two years. If the Sub-Advisory Agreement remains in effect, the limitations will continue until 2007.

Under the prior investment management agreement between Yaeger, Wood & Marshall, Incorporated, and the Fund's predecessor, U.S. Global Leaders Growth Fund, the predecessor fund paid a management fee at an annual rate equal to 1.00% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001 and 2000, the Fund's predecessor paid Yaeger Wood & Marshall, Incorporated (then Adviser to the Fund) aggregate fees of $845,254 and $1,042,045, respectively.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: (i) 0.3375% with respect to the first $500,000,000 of the average daily net asset value of the Fund; (ii) 0.300% with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $1,000,000,000; (iii) 0.2625% with respect to the average daily net asset value of the Fund in excess of $1,000,000,000 up to $1,500,000,000; (iv) 0.225% of the average daily net asset value of the Fund in excess of $1,500,000,000 up to $2,000,000,000; and
(v) 0.1875% of the average daily net asset value of the Fund in excess of $2,000,000,000.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser shall be liable for and shall indemnify the Adviser and the Fund from any loss arising out of or based on (i) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or this statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees of the Fund or by the Adviser, (ii) the Sub-Adviser's causing the Fund to fail to satisfy the requirements for qualification as a regulated investment company under the Internal Revenue Code, or (iii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) were approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

During the first year of the Sub-Advisory Agreement, the Adviser has agreed to pay a minimum fee of $750,000. The sub-advisory fee is subject to reduction if George Yeager, George Fraise or any other person named as a portfolio manager of the Fund ceases employment with the Sub-Adviser and is not replaced with a new team member acceptable to the Adviser. Moreover, during the initial three year term of the Sub-Advisory Agreement, if the sub-advisory fee exceeds certain annual targets, payment of any additional subadvisory fee for such year is deferred until the Sub-Advisory Agreement has been in place for three years, at which time the deferred amounts will be payable by Adviser only if George Yeager continues to be employed by the Sub-Adviser and is an active member of the Fund's portfolio management team. The amount of the deferred fee over the three year period may not exceed $3.25 million.

Factors considered by the Independent Trustees in approving the Advisory Agreement and the Sub-Advisory Agreement. The 1940 Act requires that the fund's Advisory Agreement and Sub-Advisory Agreement be initially and, after an initial term of not more than two years, annually reapproved by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's Advisory Agreement and Sub-Advisory Agreement are fair and reasonable and that the contracts are in the fund's best interest. The Independent Trustees believe that the advisory contracts will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

In evaluating the Advisory Agreement and Sub-Advisory Agreement , the Independent Trustees reviewed materials furnished by Adviser, including information regarding the Adviser, the Sub-Adviser, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o the investment performance of the Fund's predecessor, U.S. Global Leaders Growth Fund;

o the fee charged by Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser;

o the fee payable to the Subadviser by the Adviser;

o the Fund's projected total operating expenses and the expense limitation provided by the Adviser; and

o the  Sub-Adviser's  experience  in  managing  the  Fund's  predecessor,   the
  experience of the Adviser in supervising sub-advisers and the historical quality of the services provided by the Adviser.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from May 17, 2002 to June 30, 2002, the Fund paid the Adviser $3,723 for services under this Agreement. For the period from July 1, 2002 to December 31, 2002, the Fund paid the Adviser $26,999 for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the period from May 17, 2002 to June 30, 2002 was $251,520 and for the period from July 1, 2002 to December 31, 2002 was $1,828,467. Of such amount $38,529 and $282,805 was retained by John Hancock Funds in 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 17, 2002 to June 30, 2002 was $50,084 and from July 1, 2002 to December 31, 2002 was $445,343. Of such amount no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the period from July 1, 2002 to December 31, 2002, an aggregate of $271,376 of distribution expenses or 0.68% of the average net assets of Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees. For the period from July 1, 2002 to December 31, 2002, an aggregate of $249,560 of distribution expenses or 1.04% of the average net assets of Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

Shares of the Fund's predecessor were not subject to any Distribution Plan.

During the period ended December 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.


                                                            Expense Items
                                                            -------------

                                        Printing and
                                        Mailing of                                                   Interest
                                        Prospectus                                                   Carrying or
                                        To New             Compensation to        Expenses of John   Other Finance
                      Advertising       Shareholders       Selling Brokers        Hancock Funds      Charges
                      -----------       ------------       ---------------        ----------------   -------------

Class A                $43,157           $1,806             $33,217                $155,624          --
Class B                 32,851            1,133              13,892                 150,763          1,918
Class C                 18,558              592               4,537                  97,598          --



                                       24



SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John
Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual
12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock
Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.



                                       25



                                                                                   Broker receives
                                      Sales charge paid   Broker receives          12b-1 service         Total broker
                                      by investors (%     maximum reallowance      fee (% of net         compensation (1)
Class A investments                   of offering price)  (% of offering price)    investment) (3)       (% of offering price)
-------------------                   ------------------  ---------------------    ---------------       ---------------------

Up to $49,999                         5.00%               4.01%                    0.25%                 4.25%
$50,000 - $99,999                     4.50%               3.51%                    0.25%                 3.75%
$100,000 - $249,999                   3.50%               2.61%                    0.25%                 2.85%
$250,000 - $499,999                   2.50%               1.86%                    0.25%                 2.10%
$500,000 - $999,999                   2.00%               1.36%                    0.25%                 1.60%

Investments of Class A share
of $1 million or more (4)
-------------------------

First $1M - $4,999,999                --                  0.75%                    0.25%                 1.00%
Next $1 - $5M above that              --                  0.25%                    0.25%                 0.50% (2)
Next $1 or more above that            --                  0.00%                    0.25%                 0.25% (2)

                                                                                   Broker receives
                                                          Broker receives          12b-1 service         Total broker
                                                          maximum reallowance      fee (% of net         compensation (1)
Class B investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       ---------------------    ---------------       ---------------------

All amounts                           --                  3.75%                    0.25%                 4.00%

                                                          Broker receives          Broker receives 12
                                                          maximum                  b-1 service           Total broker
                                                          reallowance              fee (% of net         compensation
Class C investments                                       (% of offering price)    investment)           (% of offering price)
-------------------                                       ---------------------    -----------           ---------------------

Over $1,000,00 or                                         0.75%                    0.25%                 1.00%
amounts purchased at
NAV All other amounts               1.00%                 1.75%                    0.25%                 2.00%

                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service         Total broker
                                                          reallowance              fee (% of net         compensation (1)
Class I investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       --------------------     ---------------       ---------------------

All amounts                           --                  0.00%                    0.00%                 0.00% (5)

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                                      CDSC Rate
            ---------------                                      ---------

            $1 to $4,999,999                                       1.00%
            Next $5 million to $9,999,999                          0.50%
            Amounts of $10 million and over                        0.25%


o Any shareholder account of U.S. Global Leaders Growth Fund ("USGLX") registered on USGLX's books in the shareholder's name (and, except as noted below, not in the name of a broker or other omnibus account) as of May 17, 2002. Any registered investment adviser now or in the future participating in the Schwab Onesource NTF Adviser Platform or any successor platform ("Schwab") will be able to purchase Class A shares of the Fund without an initial sales charge (provided that Schwab does not change the terms on which the Fund participates in such platform from the terms in effect on May 17, 2002 between Schwab and the Adviser). All USGLX shareholders with accounts custodied at Schwab on May 17, 2002 will be able to purchase additional Class A shares of the Fund through Schwab without an initial sales charge. The Adviser will use reasonable efforts to enter into arrangements with other omnibus account providers to permit USGLX shareholders to purchase shares of the Fund without an initial sales charge through such omnibus accounts; provided, however, that the Adviser will not enter into any arrangement unless the Adviser is able to limit such purchases to the beneficial owners of USGLX on May 17, 2002.


Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     oProceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
     o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
     o Minus proceeds of 10 shares not subject to
       CDSC (dividend reinvestment)                                    (120.00)
                                                                       -------
     oAmount subject to CDSC                                           $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class. Investors may exchange between institutional funds and Class I shares.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the

Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $7,367,102 capital loss carryforward available, to the extent provided by the regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $524,262 on December 31, 2005, $1,563,910 on December 31, 2006, $3,019,154 on December 31, 2007,
$1,608,586 on December 31, 2008 and $651,190 on December 31, 2009.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

The Fund anticipates that its portfolio turnover rate will normally not exceed 25%. The lack of frequent trading has the potential to increase tax efficiency and may lead to lower transaction costs, which could help to improve performance.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of December 31, 2002, the average annual total returns before taxes of the Class A shares of the Fund for the 1-year, 5-year period and since commencement of operations on September 29, 1995, restated to reflect sales charges were -18.79%, 2.33% and 10.55%, respectively.

As of December 31, 2002, the cumulative total return before taxes for Class B shares of the Fund since the commencement of operations on May 20, 2002 was -20.97%.

As of December 31, 2002, the cumulative total return before taxes for Class C shares of the Fund since the commencement of operations on May 20, 2002 was -18.47%.

As of December 31, 2002, the cumulative total return before taxes for Class I shares of the Fund since the commencement of operations on May 20, 2002 was -16.31%.

P(1+T)n = ERV

Where:
            P =     a hypothetical initial payment of $1,000.
            T =     average annual total return
            n =     number of years
            ERV =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods, or the period since the commencement of operations, ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
      ATVD=       ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-year, 5-year, or 10-year periods
                  (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:
         P=     a hypothetical initial payment of $1,000.
         T=     average annual total return (after taxes on distributions and redemption)
         n=     number of years
     ATVDR=     ending value of a hypothetical $1,000 payment made at
                the beginning of the 1-year, 5-year or 10-year periods
                (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd
Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the period from July 1, 2002 to December 31, 2002, the Fund paid $42,064 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.


Research services received from broker-dealers supplement the Adviser's or Subadviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period from May 17, 2002 to June 30, 2002, the Fund paid negotiated commissions of $61,205. For the period from July 1, 2002 to December 31, 2002, the Fund paid negotiated commissions of $306,417.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). During the period from May 17, 2002 to June 30, 2002 and from July 1, 2002 to December 3l, 2002, the Fund did not execute portfolio transactions with Signator.

Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of net assets attributable to Class A, Class B and Class C shares plus certain out-of pocket expenses. The Adviser has agreed to limit transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York. is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

Until December 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP for the periods indicated in their report with respect to those financial statements and are included in reliance upon the authority of Ernst & Young, LLP as experts in accounting and auditing.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the period from July 1, 2002 to December 31, 2002 (filed electronically on February 24, 2003 accession number 0000928816-03-000132) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock U.S. Global Leaders Growth Fund (file nos. 2-29502 and 811-1677).

John Hancock Capital Series
   John Hancock U.S. Global Leaders Growth Fund

   Statement of Assets and Liabilities as of December 31, 2002.
   Statement of Operations for the period ended December 31, 2002.
   Statement of Changes in Net Asset for each of the period indicated therein. Financial Highlights for the period indicated therein.
   Schedule of Investments as of December 31, 2002.
   Notes to Financial Statements.
   Report of Independent Auditors.


                                      F-1